INCOME TAXES	9 Months Ended
Sep. 30, 2013
Income Tax Disclosure [Abstract]
INCOME TAXES

As of September 30, 2013, the Company has filed its income tax returns for the years through December 31, 2012.

As of December 31, 2012 and September 30, 2013, management has evaluated and concluded that there are no significant uncertain tax positions requiring recognition in the Company's financial statements.

As of December 31, 2012 and September 30, 2013, the Company has net operating loss carryforwards of approximately $2,560,000 and $3,500,000, respectively, to reduce future Federal and state taxable income through 2032. However, as a result of the recent and potential changes in the share ownership of the Company, future utilization of the net operating losses may be limited pursuant to Section 382 of the Internal Revenue Service.

Realization of the Company’s related deferred tax assets of $600,000 at December 31, 2011, $974,000 at December 31, 2012 and $1,330,000 at September 30, 2013 was not considered more likely than not and, accordingly, a valuation allowance of $600,000 at December 31, 2011, $974,000 at December 31, 2012 and $1,330,000 at September 30, 2013 has been provided. The valuation allowance increased by $374,000 from $600,000 at December 31, 2011 as a result of the losses for the year ended December 31, 2012 and increased by $356,000 from $974,000 at September 30, 2013 as a result of losses for the nine months ended September 30, 2013.

A reconciliation of income taxes and the statutory rate for the years ended December 31, 2011 and 2012 and for the nine months ended September 30, 2012 and 2013 was as follows:

Federal statutory rate	34%
Effect of state income taxes	4%
Increase in valuation allowance	(38%)
-%